Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying amendment to the Annual Report of Retrospettiva, Inc. (the "Company") on Form 10-K/A for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Borijove Vukadinovic, the Company's Principal Executive Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


Date:    August 14, 2009


/s/ Borivoje Vukadinovic
------------------------
Borivoje Vukadinovic,
Principal Executive Officer


/s/ Borivoje Vukadinovic
------------------------
Borivoje Vukadinovic,
Principal Financial Officer